UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 13, 2006

                                NATURALNANO, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-49901                87-0646435
(State or other jurisdiction     (Commission File No.       (I.R.S. Employer
      of incorporation)                                    Identification No.)


                       150 LUCIUS GORDON DRIVE, SUITE 115
                         WEST HENRIETTA, NEW YORK 14586
                    (Address of principal executive offices)


                                 (585) 214-8005
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 7.01 Regulation FD Disclosure

On February 13, 2006, we issued a press release entitled "NaturalNano Licenses Key Patent for Selective Wireless Access in RF Shielded Environments." The press release is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number      Exhibit
------      -------

99.1 Press release dated February 13, 2006 entitled "NaturalNano Licenses Key Patent for Selective Wireless Access in RF Shielded Environments"



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NATURALNANO, INC.


Dated: February 13, 2006                       By:  /s/ Kathleen A. Browne
                                                    --------------------------
                                                    Kathleen A. Browne
                                                    Chief Financial Officer


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


Exhibit 99.1

PRESS RELEASE
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             NATURALNANO LICENSES KEY PATENT FOR SELECTIVE WIRELESS
                       ACCESS IN RF SHIELDED ENVIRONMENTS

        TECHNOLOGY COMPLEMENTS COMPANY'S UNIQUE RADIO FREQUENCY SHIELDING
                    TECHNOLOGY UTILIZING HALLOYSITE NANOTUBES


ROCHESTER, NY -- (PRNEWSWIRE) -- FEBRUARY 13, 2006 -- NaturalNano, Inc. (OTCBB:
NNAN) (FWB: N3N), a company whose primary business is discovering, refining, and marketing naturally occurring nanomaterials, announced today that it has exclusively licensed technology that allows for selectively turning on or off access to radio signals, such as those used by cell phones or wireless computer networking devices, in areas that otherwise are shielded from those signals. NaturalNano licensed U.S. Patent No. 6,885,845, entitled "Personal Communications Device Connectivity Arrangement" from AMBIT Corporation. This patent complements the Company's current research and development efforts in RF shielding. The license extends to all fixed, non-mobile applications of this technology.

Michael Riedlinger, President of NaturalNano, said, "Exclusive access to this patent for fixed installations allows NaturalNano to offer a RF shielding solution utilizing its pre-loaded natural halloysite nanotubes technology combined with the ability to selectively turn on and off the impact of such shielding. This in turn enables authorized users to log onto a private network in an area that is otherwise RF shielded. Depending on the specific user requirements, this technology provides the framework for a potential new revenue stream into a facility's networking solutions for prospective customers and visitors. This technology also allows the facility operator to potentially charge fees for wireless access within an otherwise RF shielded environment. In addition, many existing structures including concert and convention halls, movie theaters, and other buildings could benefit from enhanced control over outside radio frequency radiation with a passive, cost-effective solution."

Robert J. Crowley, President and Co-founder of AMBIT Corporation, was formerly the Director of R&D for Boston Scientific Corporation's Imaging and Sensing Lab, which developed the first human-rated IVUS system, and did the first-ever IVUS imaging in atherosclerotic arteries. His group also developed several other diagnostic and therapeutic technologies for Boston Scientific Corporation.

Mr. Crowley said, "We are pleased to have licensed this important technology to NaturalNano to complement their recent innovations in RF shielding technologies. We believe that there is a strong market need for intelligent cellular and WIFI control in fixed locations such as school buildings, offices, and in military applications and NaturalNano is the right company to bring these technologies to the marketplace." Crowley continued, "Until now, there has not been a practical, profit generating cellular shielding system that can be turned on or off. Unlike illegal jamming, our system monitors and controls the flow of radio, cellular and WIFI signals into a building and has a built-in billing function, too. The license to NaturalNano includes AMBIT Corporation's technologies to direct and route revenue-generating information streams in a shielded environment."

The use of metalized halloysite nanotubes for RF shielding came about as a result of a NaturalNano research and development program. Experimental trials included creation of a spray coating embedded with copper-filled halloysite nanotubes. The resulting material demonstrated significant RF signal strength reduction capability.

NaturalNano's spray-on shielding formulation, when applied to the walls of a room, may provide a passive blocking agent for radio frequency (RF) energy. Creating RF shielded environments has typically involved extensive use of conductive wiring and construction materials, a labor and capital intensive undertaking. NaturalNano believes that this new approach to creating a shielded environment, using a spray-on formulation, may provide an effective application solution on a much more cost-effective basis. This technology is particularly applicable to existing and non-mobile rooms because of the high costs associated with retrofitting an existing room to make it a passively RF shielded environment using current RF shielding techniques.

NaturalNano has rights to multiple issued and pending patents that cover processes, compositions, and derivatives for the nanotubes found in halloysite clay. More than 200 different commercial applications have been identified to date. The Company is also developing proprietary, patent-pending extraction, separation, and classification technologies to enable production of more uniform nanotubes to meet the higher standards required for advanced applications of the naturally occurring nanotubes. These include precise, controlled, and extended release of application-specific additives for use with cosmetics, polymers and plastics and other areas.

To learn more about NaturalNano and to view a diagram of the RF shielding application, please visit www.naturalnano.com.

                             ABOUT AMBIT CORPORATION

AMBIT Corporation, founded in 1993, is a technology and intellectual property development firm active in cellular, computer, and nanotechnology fields. The company researches, designs and invents new platform technologies relating to wireless information distribution systems, human-machine interface sensors, computer keyboarding apparatus, carbon nanotube based electronics, nanotube antenna arrays, and optical devices. AMBIT Corp. conducts its Research and Development at universities and at laboratories located in Massachusetts.
Website: http://www.AMBITcorp.com.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements included in this press release may constitute forward-looking statements within the meaning of applicable securities laws. These statements reflect what NaturalNano anticipates, expects, or believes may happen in the future. NaturalNano's actual results could differ materially from the outcome or circumstance expressed or implied by such forward-looking statements as a result of a variety of factors including, but not limited to: NaturalNano's ability to develop its technologies; the approval of NaturalNano's patent applications; the successful implementation of NaturalNano's research and development programs; the ability of NaturalNano to demonstrate the effectiveness of its technology; the acceptance by the market of NaturalNano's technology and products incorporating such technology, the ability of NaturalNano to effectively negotiate and enter into contracts with third parties for the licensing of NaturalNano's technology; competition; the ability of NaturalNano to raise capital to fund its operating and research and development activities until it generates revenues sufficient to do so; and the timing of projects and trends in future operating performance, as well as other factors expressed from time to time in NaturalNano's periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this press release should be read in conjunction with NaturalNano's periodic filings with the SEC which are incorporated herein by reference. The forward-looking statements contained herein are made only as of the date of this press release, and NaturalNano undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                             ABOUT NATURALNANO, INC.

NaturalNano, Inc. (OTCBB: NNAN)(FWB: N3N) is a materials science company developing unique and proprietary processes for refining naturally occurring nanotubes and other nanomaterials that add competitive properties to a range of applications. These include additives to cosmetics and personal care products, and absorbent materials, as well as: electromagnetic interference shielding, specialty coatings, and material additives for industrial polymers, plastics and composites. NaturalNano possesses broad intellectual property rights and proprietary know-how for extraction and separation processes, compositions, and derivatives of halloysite and other nanotubes. For more information, please visit www.naturalnano.com.

Media Contacts:
NaturalNano Inc.                                    Jennifer Gould
Bobbi Drew                                          JGould@rubensteinpr.com
Bobbi@naturalnano.com                               212-843-8037
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585-214-8172